INDEPENDENT AUDITORS' CONSENT




The Shareholders and Board of Trustees
USAA Investment Trust:

We consent to the use of our report dated July 5, 2002, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Auditors" in the statement of additional information.


                                   /s/  KPMG LLP


San Antonio, Texas
September 26, 2002